EXHIBIT 32.1

HIGHLIGHT NETWORKS, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Highlight Networks, Inc. (the Company) on Form 10-Q for the period  ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Anthony Lombardo, Chief  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Anthony Lombardo and will be retained by Highlight Networks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 7, 2012

 /s/ Anthony Lombardo

Anthony Lombardo

President and CEO

(Principal Executive Officer)

EXHIBIT 32.2

HIGHLIGHT NETWORKS, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Highlight Networks, Inc. (the Company) on Form 10-Q  for the period  ended March 31, 2012 as filed with the Securities and Exchange  Commission on the date hereof (the Report), I, Damion Glushko, Chief  Financial Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Damion Glushko and will be retained by Highlight Networks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 7, 2012

by: /s/ Damion Glushko

Damion Glushko

Secretary; Director, CFO

(Principal Financial Officer)